SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 28, 2002


                          GUARDIAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         FLORIDA                        0-28490                58-1799634
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


                              3880 N. 28Th Terrace
                          Hollywood, Florida 33020-1118
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (954) 926-5200



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

See press release dated July 5, 2002 attached hereto as exhibit 10.45.


Item 7.  Financial Statements and Exhibits

(c) The following exhibits are filed as part of this report:


10.45         Press Release dated July 5, 2002 - Guardian International, Inc.
              announces new senior credit facility with GE Capital Funding
10.46 Credit Agreement dated as of June 28, 2002 among Guardian International, Inc., as Borrower, the other credit parties signatory hereto, as Credit Parties, the lenders signatory hereto from time to time, as Lenders, and General Electric Capital Corporation, as Agent and Lender




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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  GUARDIAN INTERNATIONAL, INC.

                                  By: /s/ Harold Ginsburg
                                      ----------------------------------------
                                        Harold Ginsburg
                                          President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------


10.45         Press Release dated July 5, 2002 - Guardian International, Inc.
              announces new senior credit facility with GE Capital Funding
10.46 Credit Agreement dated as of June 28, 2002 among Guardian International, Inc., as Borrower, the other credit parties signatory hereto, as Credit Parties, the lenders signatory hereto from time to time, as Lenders, and General Electric Capital Corporation, as Agent and Lender